ABERDEEN FUNDS

Aberdeen Global Unconstrained Fixed Income Fund (formerly, Aberdeen Global Fixed Income Fund)

Aberdeen Tax-Free Income Fund

(each a “Fund” and together the “Funds”)

Supplement dated November 30, 2017 to the Prospectus dated February 28, 2017,

as supplemented to date (the “Prospectus”)

Effective immediately, the following replaces the second and third paragraphs in the section entitled “Fund Details — Additional Information about Principal Strategies” in the Prospectus beginning on page 108:

Aberdeen Global Unconstrained Fixed Income Fund.  The Fund’s investment team employs a fundamental investment process, based on first-hand research involving a detailed evaluation of issuers and securities. Particularly for the non-US strategies, the team utilizes internally developed macro views on the global economy and specific regions when constructing portfolios. The research team evaluates securities for potential purchase only after it determines that the issuer is financially sound. The investment team examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG risks. This team assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

Following a thorough research review, the investment team evaluates the security’s valuation relative to other potential alternatives.  Similarly, the team will sell investments that achieve full valuation or that no longer meet the team’s investment criteria. Investments can also be sold to acquire more attractive securities. Research and information is shared among investment management professionals at the firm, enabling these broader resources to be used for the Fund.

Effective immediately, the following is added after the third paragraph in the section entitled “Fund Details — Additional Information about Principal Strategies” in the Prospectus beginning on page 108:

Aberdeen Tax-Free Income Fund.  The Fund’s investment team employs a fundamental bottom-up investment approach, which relies on proprietary in-depth research as the basis for individual security selection. The investment team performs detailed analysis focusing on the issuer’s underlying credit soundness and ultimately its ability to service its debt. Additionally, the Fund’s investment team has access to the firm’s broader North American team of industry specialists to provide added insight into such aspects as competitive landscape, industry dynamics, and regulatory environment, among others. The municipal investment team further overlays this research with its own expertise in municipal bond structure, covenant analysis, and legislative and political environment as it applies to each individual security. The Fund’s investment team then factors these fundamental and structural inputs to ascertain value and to identify mispriced securities. The overall objective of the team is to add value through the selection of securities that we believe are trading at a price below what we consider the securities to be worth. The investment team may sell a security if it no longer meets its investment criteria or offers an attractive relative value.

This supplement is dated November 30, 2017.

Please retain this supplement for future reference.